INTANGIBLE ASSETS, NET AND UNFAVORABLE LEASE - Amortization (Details) ¥ in Millions	Dec. 31, 2019 CNY (¥)
Amortization for Intangible Assets
2020	¥ 14
2022	14
2021	13
2023	13
2024	12
Thereafter	64
Amortization for Intangible Assets, Total	¥ 130